SUPPLEMENT

DATED AUGUST 12, 2010 TO

HARTFORD MONEY MARKET HLS FUND

PROSPECTUS AND SUMMARY PROSPECTUS

DATED MAY 1, 2010

1.                                       Effective September 1, 2010, the Prospectus is revised as follows with respect to Hartford Money Market HLS Fund (the “Fund”):

Effective September 1, 2010, the Board of Directors approved a six months’ extension of the reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero currently in effect for 12b-1 for Class IB during this time period.  The 12b-1 payments to financial intermediaries by the Fund’s distributor will be zero for Class IB.  The Hartford may be required to pay out of its own resources the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of the 12b-1 fees.  The Board expects to reconsider the level of 12b-1 fees at its February 2011 meeting.  The Board’s action may be changed at any time.

2.                                       Effective August 12, 2010, Adam Tonkinson will no longer be involved in the portfolio management of the Fund.  Robert Crusha will continue to serve as Portfolio Manager of the Fund.

Accordingly, the information in your Prospectus and Summary Prospectus regarding Mr. Tonkinson is hereby deleted.

3.                                       Effective immediately, the “Disclosure of Portfolio Holdings” of section of the Fund’s Prospectus is replaced as follows:

Disclosure of Portfolio Holdings

Each fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordinvestor.com no earlier than 25 calendar days after the end of each month, except that as of October 7, 2010, Hartford Money Market HLS Fund (the “Money Market Fund”) will publicly disclose no later than 5 business days after the end of the month on the Fund’s web site its complete month-end portfolio holdings (including the information about each holding required by Rule 2a-7) for a period of not less than six (6) months.

Each fund (other than, as of October 7, 2010, the Money Market Fund) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except: if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

This supplement should be retained with your prospectus for future reference.

Supplement

Dated August 12, 2010

To the Combined Statement of Additional Information (the “SAI”)

For Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Class IA and Class IB Shares

Dated May 1, 2010

The above referenced SAI is revised as follows:

I.              Small Company HLS Fund

The section “Investment Management Arrangements — Sub-advisory Fees — Wellington Management” of the SAI is amended as follows:

1.                                       Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS — Sub-advisory Fees,” the heading for the fourth table is deleted and replaced with the following:

Small Company HLS Fund (Team I)

2.                                       Additionally, the following table is added above “Small Company HLS Fund (Team I)”:

Small Company HLS Fund (Team II)

Average Daily Net Assets	Annual Rate
All Assets	0.280%

These changes were effective on July 21, 2010.

II.            Hartford Money Market HLS Fund

Effective August 12, 2010, Adam Tonkinson, Hartford Investment Management Company, will no longer serve as portfolio manager of Hartford Money Market HLS Fund (the “Fund”).  The Fund will continue to be managed by Robert Crusha.  Accordingly, all references to Mr. Tonkinson in the SAI are hereby deleted.

III.           Disclosure of Portfolio Holdings

Effective immediately, the first paragraph of the section entitled “Disclosure of Portfolio Holdings” is deleted and replaced with the following:

Each fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the funds’ website at www.hartfordinvestor.com no earlier than 25 calendar days after the end of each month, except that as of October 7, 2010, Hartford Money Market HLS Fund (the “Money Market Fund”) will publicly disclose no later than 5 business days after the end of the month on the Fund’s web site its complete month-end portfolio holdings (including the information about each holding required by Rule 2a-7) for a period of not less than six (6) months.

Each fund (other than, as of October 7, 2010, the Money Market Fund) also will publicly disclose on the fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the funds’ website no earlier than 15 calendar days after the end of each month, except: if a fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month.

This Supplement should be retained with your SAI for future reference.